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                                                                    EXHIBIT 10.1


                   UNITED STATES GUARANTEED PROMISSORY NOTE

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City and State St. Petersburg, Florida                                                                             No. B-9728

Date  May 12, 1998                                                                                                 Case No. OG-G-867


THIS IS A PROMISSORY NOTE GUARANTEED BY THE UNITED STATES OF AMERICA (THE "NOTE").

THIS NOTE WILL BE PAID BY Omega Protein, Inc., 1514 Martens Drive, Hammond,  Louisiana   70401              (THE "PAYOR").
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THIS NOTE WILL BE PAID TO Hibernia National Bank at 313 Carondeler Street, New Orleans, Louisiana 70401     (THE "PAYEE").
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THIS NOTE'S PRINCIPAL AMOUNT IS  Six Hundred Sixty-Eight Thousand Three Hundred Ninety-Nine dollars ($ 668,399.00)(THE "PRINCIPAL").

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THIS NOTE'S INTEREST RATE IS   7.2%
                              ---------------------------------------------------------------------------------(THE "INTEREST RATE).


THIS NOTE'S PAYMENT PROVISIONS ARE Eighteen Thousand Three Hundred Nine Dollars ($18,309.00), including principal and interest quarterly. Payments will be due on August 12, November 12, February 12 and May 12 each year, with the final payment for all remaining principal and interest due on May 12, 2013. The first quarterly payment shall be due three (3) months from the date of this Note (THE "PAYMENT PROVISIONS).

THIS NOTE MAY BE PREPAID  at any time without penalty.

  PAYEE HEREBY LENDS THE PRINCIPAL TO PAYOR. PAYOR HEREBY ACKNOWLEDGED RECEIPT OF THE PRINCIPAL FROM PAYEE. FOR VALUE RECEIVED,
PAYOR PROMISES TO PAY THE PRINCIPAL TO THE ORDER OF PAYEE WITH INTEREST AT THE INTEREST RATE AND IN ACCORDANCE WITH THE PAYMENT
PROVISIONS. PAYMENT SHALL BE AT PAYEE'S ADDRESS ABOVE UNLESS PAYEE DESIGNATES IN WRITING A DIFFERENT ADDRESS.

  INTEREST SHALL APPLY TO ALL UNPAID PRINCIPAL FROM THE DATE OF THIS NOTE. INTEREST IS SIMPLE INTEREST. INTEREST SHALL ACCRUE ON THE
BASIS OF 30-DAY MONTHS AND 360-DAY YEARS.

  ALL PAYMENT ON THIS NOTE SHALL FIRST BE APPLIED TO ACCRUED INTEREST. ANY REMAINDER SHALL BE APPLIED TO THE PRINCIPAL.

  PAYEE MAY DECLARE THE FULL UNPAID AMOUNT OF THIS NOTE IMMEDIATELY DUE AND PAYABLE AT ANY TIME PAYOR FAILS TO KEEP HIS PROMISE. THE
PAYOR'S PROMISE IS UNCONDITIONAL. PAYOR'S OBLIGATION UNDER THIS NOTE SHALL NOT BE IMPAIRED BY PAYEE'S INDULGENCE. THIS NOTE IS THE
ENTIRE CONTRACT BETWEEN PAYOR AND PAYEE. PAYOR'S OBLIGATION IS JOINT AND SEVERAL IF MORE THAN ONE PARTY IS INVOLVED.

  THIS IS THE NOTE REFERRED TO IN THE GUARANTEE APPEARING AT THE BOTTOM OF THIS DOCUMENT.

Attest:                                                                                 Omega Protein, Inc.
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By:                                                                                     By:
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Secretary                                                                               President and Controller
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                                             GUARANTEE OF THE UNITED STATES OF AMERICA

 THIS IS A GUARANTEE OF THE NOTE APPEARING AT THE TOP OF THIS DOCUMENT (THE "GUARANTEE").
 THE GUARANTOR IS THE UNITED STATES OF AMERICA, ACTING BY AND THROUGH THE SECRETARY OF COMMERCE (THE "GUARANTOR").
 THE PAYEE IS THE SAME AS IN THE NOTE.
 GUARANTOR HEREBY PLEDGES ITS FULL FAITH AND CREDIT TO PAYMENT IN FULL OF THE NOTE. ALL UNPAID PRINCIPAL AND INTEREST (INCLUDING
INTEREST THROUGH THE DATE OF GUARANTOR'S PAYMENT) IS HEREBY GUARANTEED. THE VALIDITY OF THIS GUARANTEE IS INCONTESTABLE AS TO ANY
LAWFUL HOLDER OF THE NOTE.
 THIS GUARANTEE IS SUBJECT TO THE CONDITIONS APPEARING ON THE BACK OF THIS DOCUMENT.
 THE DATE OF THIS GUARANTEE IS THE SAME AS IN THE NOTE.


                                                UNITED STATES OF AMERICA
                                                SECRETARY OF COMMERCE
                                                NATIONAL OCEANIC AND ATMOSPHERIC ADMINISTRATION

                                                _________________________________________
                                                CHIEF, FINANCIAL SERVICES BRANCH
                                                SOUTHEAST REGION
                                                _________________________________________
                                                NATIONAL MARINE FISHERIES SERVICE
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